UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2022 (June 29, 2022)

Date of Report (date of earliest event reported)

BROOKLINE CAPITAL ACQUISITION CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-39488	85-1260244
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 Park Avenue, Suite 43W
New York, NY 10017
(Address of principal executive offices)

(646) 603-6716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one-half of one Redeemable Warrant	BCACU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	BCAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	BCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on May 2, 2022, Brookline Capital Acquisition Corp., a Delaware corporation (the “Company”), issued a non-convertible unsecured promissory note (the “Extension Note”) in the principal amount of $167,032.54 to Brookline Capital Holdings, LLC, a Delaware limited liability company (the “Sponsor”) and on June 2, 2022 the Company issued an amended and restated Extension Note (the “First Amended and Restated Extension Note”) to reflect an additional principal amount of $167,032.54 (for a collective principal amount of $334,065.08). The Sponsor deposited such funds into the Company’s trust account (the “Trust Account”), as described in the prospectus filed by the Company in connection with the Company’s initial public offering. The Extension Note and the First Amended and Restated Extension Note were each issued in connection with the approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation and extension (the “Extension”) of the date by which the Company must consummate a business combination transaction from May 2, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to November 2, 2022 and constitute the first and second monthly contributions as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022 and the Company’s Current Report on Form 8-K as filed with the SEC on June 2, 2022.

On June 29, 2022, in connection with the third monthly contribution, the Sponsor deposited an additional $167,032.54 into the Trust Account, and the Company amended and restated the First Amended and Restated Extension Note to include the aggregate of both the first, second and third monthly contribution amounts (the “Second Amended and Restated Extension Note”), reflecting an aggregate principal amount thereunder of $501,097.62.

The Second Amended and Restated Extension Note bears no interest and is repayable in full upon the consummation of the Company’s previously announced business combination disclosed in its Current Report on Form 8-K as filed with the SEC on March 18, 2022.

A copy of the Second Amended and Restated Extension Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to such Extension Note.

Item 8.01	Other Events.

A copy of the press release issued by the Company announcing the extension of the period of time the Company has to consummate its proposed transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Second Amended and Restated Promissory Note dated June 29, 2022 issued in favor of Brookline Capital Holdings, LLC

99.1	Press Release dated June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2022

By:	/s/ Dr. Samuel P. Wertheimer
Name:	Dr. Samuel P. Wertheimer
Title:	Chief Executive Officer and Chairman of the Board of Directors